Exhibit 32.2



CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shefali Vibhakar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Telesis Technology Corporation on Form 10-QSB/A for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Telesis Technology Corporation.

                                                  Telesis Technology Corporation
                                                  ------------------------------
DATED: April 28,2006                          By: /s/ Shefali Vibhakar
                                                  -------------------
                                                  Shefali Vibhakar
                                                  Chief Financial Officer

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